UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2023
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Pinterest, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 762-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	PINS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 6, 2023, the Company announced its financial results for the quarter and year ended December 31, 2022 by issuing a press release. In its press release, the Company also announced that it would be holding a conference call on February 6, 2023 to discuss its financial results for the quarter and year ended December 31, 2022 and outlook. The text of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Company makes reference to non-GAAP financial information in the Company’s press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
This information included in this Item 2.02 of this Current Report on Form 8-K and the exhibit hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it been deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 1, 2023, the Company and Todd Morgenfeld, the Company’s Chief Financial Officer, Head of Business Operations and Principal Financial Officer, determined that Mr. Morgenfeld would transition from the Company to pursue new career opportunities, effective as of July 1, 2023. Mr. Morgenfeld’s departure is not the result of any disagreement with the Company’s independent auditors or any member of management or the board on any matter of accounting principles or practices, financial statement disclosure or internal controls or any other matter. The Company will initiate a search for a new Chief Financial Officer, and Mr. Morgenfeld will work with the Company to help ensure an orderly transition.

In connection with Mr. Morgenfeld’s departure, and in exchange for a general release of claims and his assistance with the transition and subject to his compliance with certain restrictive covenants, he will (i) receive a cash payment of $400,000 equal to 12 months his base salary, (ii) have 384,615 shares of restricted stock awards vest, in addition to any restricted stock awards that will vest by their terms prior to July 1, 2023, and (iii) receive certain other benefits, primarily consisting of a cash payment equivalent to the value of health care benefits for 12 months.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by Pinterest, Inc., dated February 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINTEREST, INC.

Date: February 6, 2023	By:	/s/ Todd Morgenfeld
Todd Morgenfeld
Chief Financial Officer and Head of Business Operations
(Principal Financial Officer)